UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: March 1, 2016

(Date of earliest event reported)

Garrison Capital Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-00878	90-0900145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 Avenue of the Americas, Suite 914 New York, New York	10104
(Address of Principal Executive Offices)	(Zip Code)

(212) 372-9590

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 24, 2016, the Board of Directors of Garrison Capital Inc. (the “Company”) amended the Company’s bylaws (as amended and restated from time to time, the “Bylaws”) to provide that certain courts in Delaware shall be the forum for certain litigation. In addition, provisions regarding the ability of stockholders to act by written consent and the terms of directors elected by the Board of Directors to fill vacancies were amended to track identically the corresponding language in the Company’s certificate of incorporation. The Bylaws are attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3.1         Second Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARRISON CAPITAL INC.

Date: March 1, 2016	By:	/s/ Brian Chase
	Name:	Brian Chase
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws